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                                                                  Exhibit 10b(3)

                                                                  EXECUTION COPY

                            AMENDMENT AND RESTATEMENT

     AMENDMENT AND RESTATEMENT, dated as of June 29, 1999 (this "Amendment and Restatement"), to that certain 364-DAY REVOLVING CREDIT AGREEMENT, dated as of June 30, 1998, (the "Existing Agreement"; and as amended by this Amendment and Restatement, the "Amended and Restated Agreement"), among Carolina Power & Light Company (the "Borrower"), certain Lenders named therein (the "Lenders"), Citibank, N.A., as Administrative Agent (the "Agent"), Wachovia Bank, National Association, as Documentation Agent and Salomon Smith Barney Inc., as Arranger and Book Manager.

                              PRELIMINARY STATEMENT

     The Borrower, the Lenders and the Agent previously entered into the Existing Agreement. The parties hereto now wish to amend the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments set forth below. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

     SECTION 1. Amendment to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The definition of "Extension Date" in Section 1.01 is amended in its entirety to read as follows:

               "`Extension Date' means June 27, 2000 and each subsequent date to which the Commitment Termination Date has been extended pursuant to
          Section 2.16."

          (b) The definition of "Applicable Margin" set forth in Section 1.01 is amended by inserting the following provision immediately after the chart at the end of such definition:

          "The Applicable Margin will increase (i) by .125% at any time that at least 25% but less than 50% of the Commitments are utilized, and (ii) by 0.25% at any time that more than 50% of the Commitments are utilized."

     SECTION 2. Conditions of Effectiveness of Amendment. This Amendment shall become effective as of the date first written above when, and only when, the Agent shall have

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received from the Borrower, on behalf of each Lender, (a) an upfront fee of .03%
on such Lender's Commitment, (b) counterparts of this Amendment and Restatement, executed by the Borrower and the Lenders in sufficient quantity for each party to have a fully executed original, and (c) an opinion of counsel to the Borrower substantially in the form of Exhibit A attached hereto upon which each Lender and the Agent may rely.

     SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that (a) the representations and warranties contained in
Section 4.01 of the Amended and Restated Agreement are true and correct on and as of the date first above written as though made on and as of such date (except that the representation and warranty contained in Section 4.01(e) shall be deemed to refer to the Consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1998), and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment and Restatement, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

     SECTION 4. Reference to and Effect on the Existing Agreement. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Existing Agreement or any Note to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended and Restated Agreement, as amended hereby. Except as specifically amended above, the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any Note, nor constitute a waiver of any provision of any Note.

     SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of King & Spalding, counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and Restatement. In addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and Restatement, and the other instruments and documents to be delivered hereunder, and agree to save the Lenders and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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     SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the internal laws of the State of New
York.

                                        3

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CAROLINA POWER & LIGHT COMPANY


                           By
                             -------------------------------
                             Name: Mark F. Mulhern
                             Title:Vice President and Treasurer


                           CITIBANK, N.A., as Administrative Agent and a Lender


                           By
                             -------------------------------
                             Name:
                             Title:


                           SALOMON SMITH BARNEY INC.,
                           as Arranger and Book Manager


                           By
                             -------------------------------
                             Name:
                             Title:


                           WACHOVIA BANK, NATIONAL ASSOCIATION
                           as Documentation Agent and a Lender


                           By
                             -------------------------------
                             Name:
                             Title:

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                           THE CHASE MANHATTAN BANK


                           By
                             -------------------------------
                             Name:
                             Title:


                           THE FIRST NATIONAL BANK OF
                            CHICAGO


                           By
                             -------------------------------
                             Name:
                             Title:

                           FIRST UNION NATIONAL BANK


                           By
                             -------------------------------
                             Name:
                             Title:


                           MORGAN GUARANTY TRUST
                            COMPANY OF NEW YORK


                           By
                             -------------------------------
                             Name:
                             Title:


                           BRANCH BANKING AND TRUST COMPANY,
                            A NORTH CAROLINA BANKING CORPORATION


                           By
                             -------------------------------
                             Name:
                             Title:

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                           NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                           NEW YORK/CAYMAN ISLANDS BRANCH


                           By
                             -------------------------------
                             Name:
                             Title:


                           By
                             -------------------------------
                             Name:
                             Title:


                           SUNTRUST BANK, ATLANTA


                           By
                             -------------------------------
                             Name:
                             Title:


                           MELLON BANK, N.A.


                           By
                             -------------------------------
                             Name:
                             Title:

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                                    EXHIBIT A

                   FORM OF OPINION OF COUNSEL FOR THE BORROWER
                                                                            , 19
                                                                     -------

To each of the Lenders parties to the
$375,000,000 364-Day Revolving Credit
Agreement, dated as of June 30, 1998, as amended by the Amendment and
Restatement, dated as of June 29, 1999
(the "Amendment and Restatement") among
Carolina Power & Light Company, said
Lenders, Citibank, N.A., as
Administrative Agent for said Lenders,
Wachovia Bank, National Association, as
Documentation Agent and Salomon Smith
Barney Inc., as Arranger and Book
Manager

                         Carolina Power & Light Company

Ladies and Gentlemen:

     This opinion is furnished to you by me as Senior Vice President and Corporate Secretary for Carolina Power & Light Company (the "Company") in connection with the Amendment and Restatement, dated as of June 29, 1999 (the "Amendment and Restatement") of the $375,000,000 364-Day Revolving Credit Agreement, dated as of June 30, 1998 (the "Credit Agreement", and as amended by the Amendment and Restatement, the "Amended and Restated Agreement"), among the Company, the lenders from time to time parties thereto (the "Lenders") and Citibank, N.A. ("Citibank"), as Administrative Agent for the Lenders (the "Administrative Agent"),Wachovia Bank, National Association, as Documentation Agent and Salomon Smith Barney Inc., as Arranger and Book Manager. Terms defined in the Credit Agreement are used herein as therein defined.

     In connection with the preparation, execution and delivery of the Credit Agreement, I have examined or have had examined under my supervision:

          (1) The Credit Agreement.

          (2) The Amendment and Restatement.

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          (3) The A Notes and the other documents furnished by the Company pursuant to Section 3.01 of the Credit Agreement.

          (4) The form of the B Notes, attached as Exhibit A-2 to the Credit Agreement, to be executed and delivered by the Company in connection with any B Borrowing.

          (5) The Restated Charter of the Company (the "Charter").

          (6) The By-Laws of the Company and all amendments thereto (the "By-Laws").

     I have also examined the originals, or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals, and the due execution and delivery, pursuant to due authorization, of the Amended and Restated Agreement by the Lenders, the Administrative Agent and the Documentation Agent and the validity and binding effect thereof on such parties.

     I have also reviewed the NCUC Order and the SCPSC Order, each of which is attached hereto.

     I am qualified to practice law in the State of North Carolina, and the opinions expressed herein are limited to the laws of the State of North Carolina, the laws of the State of South Carolina applicable to public utilities and the Federal laws of the United States. No opinion is expressed as to the choice of law provisions contained in Section 8.08 of the Amended and Restated Agreement.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

     SECTION 8. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, and is duly qualified to do business and in good standing in the State of South Carolina.

     SECTION 9. The execution, delivery and performance by the Company of the Amendment and Restatement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-Laws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) any

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contractual or legal restriction binding or affecting the Company. The Amendment and Restatement has been duly executed and delivered on behalf of the Company.

     SECTION 10. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution and delivery by the Company of the Amendment and Restatement or the performance by the Company of the Amended and Restated Agreement, other than the NCUC Order and the SCPSC Order, each of which has been duly issued, is final and in full force and effect, and all periods for review or appeal thereof have expired, and no request for review or appeal has been filed and is pending.

     SECTION 11. If in any action or proceeding arising out of or relating to the Amended and Restated Agreement or the Notes in any court of the State of North Carolina or in any federal court sitting in the State of North Carolina, such court were to hold that the Amended and Restated Agreement and the Notes are governed by, and to be construed in accordance with, the laws of the State of North Carolina, the Amended and Restated Agreement, the A Notes and, upon their completion, execution and delivery in accordance with the terms of the Amended and Restated Agreement, the B Notes would be, under the laws of the State of North Carolina, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     SECTION 12. To the best of my knowledge, except as described in the reports and registration statements which the Company has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Company or any of the Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Amended and Restated Agreement or any of the Notes or which are likely to have a materially adverse effect upon the financial condition or operations of the Company or any of the Subsidiaries.

          The opinions set forth above are subject to the following qualifications:

          (a) The enforceability of the Company's obligations under the Amended and Restated Agreement and the Notes is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights generally.

          (b) The enforceability of the Company's obligations under the Amended and Restated Agreement and the Notes is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and, in applying such principles, a court, among other things, might not allow a contracting party to exercise remedies in respect of a default deemed immaterial, or might decline to order an obligor to perform covenants.

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          (c) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

          (d) No opinion is expressed herein as to (i) Section 8.05 of the Amended and Restated Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

     The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than any other Person that may become a Lender under the Amended and Restated Agreement after the date hereof.


                                Very truly yours,

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